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                                                                    Exhibit 10.5


                                 GUARANTY OF PAYMENT

          To induce BANK OF AMERICA, N.A., McLean, Virginia (the "Bank") to extend or continue credit and other financial accommodations to MicroStrategy
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Incorporated, a Delaware corporation (the "Debtor"), and to forbear in the
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exercise of its rights against the Debtor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (the "Guarantor"), hereby unconditionally guarantees to the Bank the full and prompt payment at maturity, including accelerated or extended maturity, of all Obligations, as hereinafter defined, of the Debtor to the Bank. The term "Obligations" means all indebtedness, obligations and liabilities of the Debtor to the Bank now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, and regardless of how evidenced.

          The Bank may at any time and from time to time, without the consent of or notice to the Guarantor, without incurring liability to the Guarantor, and without affecting, impairing or releasing the obligations of the Guarantor hereunder, renew, extend, change the manner, time, place, and terms of payment, grant indulgences in connection with, settle, compromise, sell, exchange, substitute, release, surrender, subordinate, or exercise or refrain from exercising any rights with respect to, any of the Obligations, any security therefor, the obligation of the Guarantor hereunder or any other party primarily or secondarily liable for any of the Obligations.

          The liability of the Guarantor shall not be affected, impaired or released by (i) any failure, neglect or omission by the Bank to realize upon or collect any of the Obligations, any obligation hereunder, or any security for or guaranty of the Obligations or any obligation hereunder, or to exercise any remedies of setoff or otherwise that it may have with respect to property of the Debtor possessed by the Bank, (ii) any defense the Debtor or any other party primarily or secondarily liable for any of the Obligations might have to the payment of the Obligations, (iii) any determination that any lien taken, or attempted to be taken, by the Bank to secure the Obligations is invalid or unperfected, (iv) any determination that any party executing any evidence of any of the Obligations on behalf of the Debtor was without power or authority to do so or that for any other reason the Obligations, any security therefor, or any other guaranty thereof, are invalid or unenforceable, or (v) any defenses the Debtor may have or assert to the Obligations. It is understood that nothing shall discharge or satisfy the Guarantor's liability hereunder except the full performance and payment of all Obligations with interest and expenses, or the Bank's written release of the Guarantor's liability.

          The Guarantor's liability hereunder shall not be affected, impaired or released by the filing of a petition by or against the Debtor under the provisions of any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar law for relief of debtors, and upon the filing of such petition, for the purpose of this Guaranty, all Obligations, at the option of the Bank, shall be immediately due and payable.

          The Guarantor represents and covenants that it is and shall remain independently informed of the financial condition of the Debtor and all other circumstances which bear on the risk of non-payment of the Obligations. The Guarantor waives any right to require the Bank to disclose to it any information the Bank has or may have in the future concerning such condition or circumstances.
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          The Guarantor subordinates all obligations of the Debtor owing to it, whether now existing or hereafter arising, to all Obligations of the Debtor to the Bank.

          For so long as any Obligation remains outstanding, (i) the Guarantor unconditionally waives any right it may have to be subrogated to the rights of the Bank against the Debtor with respect to any payment by the Guarantor hereunder, and (ii) unconditionally waives any right it may have of reimbursement or indemnification from the Debtor with respect to any such payment.

          If at any time any payment by the Debtor of any Obligation is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Debtor or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, the Debtor or any substantial part of its property or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

          The Guarantor waives (i) notice of acceptance of this Guaranty,
(ii) notice of the existence or creation of the Obligations, (iii) presentment and demand for payment of any of the Obligations, and (iv) protest and notice of dishonor and protest and any other notice to the Guarantor or to any other party with respect to the Obligations.

          This is a guaranty of payment and not of collection. The Guarantor waives any right, including without limitation any right arising from Section 49-25 or 49-26 of the Code of Virginia, to require that the Bank bring action against the Debtor or any other party or to require that the Bank resort to any security or to any balance of any deposit account or credit on the books of the Bank in favor of Debtor or any other party.

          All payments, whether voluntary or involuntary, received by the Bank from the Debtor, Guarantor, or any other source, including amounts realized from security and deposit account balances, may be applied by the Bank to any of the Obligations, or any other obligations of the Guarantor or any other obligor, in whatever order the Bank elects.

          The Bank may, without notice to or consent of the Guarantor, but in any event subject to the limitations set forth in Section 8.6 of that certain Credit Agreement between the Debtor and the Bank dated March 26, 1999, as amended, assign or transfer all or any part of the Obligations, and this Guaranty will inure to the benefit of the Bank's assignee or transferee to the extent of such assignment or transfer; provided, however, that the Bank shall continue to have an unimpaired right, superior to that of any such assignee or transferee, to enforce this Guaranty as to that part of the Obligations the Bank has not assigned or transferred.

          The Bank will have the right, in addition to any remedies permitted by law (including, without limitation, other rights of set-off), to set off the amount now or hereafter due under this Guaranty against any and all accounts, credits, money, securities, or other property now or hereafter on deposit with, held by, or in possession of the Bank to the credit of or for the account of the Guarantor, without notice to or consent by the Guarantor. In addition to the right of set-off, to secure the payment of his obligations under this Guaranty, the Guarantor hereby assigns and grants to the Bank a security interest in all accounts, credit, money, securities, or other property now or hereafter on deposit with, held by, or in the possession of the Bank to the credit of or for the account of the Guarantor.

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          The Guarantor shall pay to the Bank on demand all costs incurred by the Bank, and reasonable attorneys' fees, in the collection or enforcement of this Guaranty, whether or not suit is brought. The Guarantor stipulates that, to the extent evidence of the reasonableness of the Bank's attorneys' fees may be required, an affidavit of the Bank setting forth the Bank's attorneys' fees shall be conclusive evidence of such reasonableness, and the Guarantor waives the right to a hearing or other proceeding to establish such reasonableness.

  ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (a)  SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY
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OF THE GUARANTOR'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS AGREEMENT AND
ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          (b) RESERVATION OF RIGHTS.  NOTHING IN THIS ARBITRATION PROVISION
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SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE
STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR
(ii) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR

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FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF
THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

          The Guarantor agrees to furnish the Bank, in form acceptable to the Bank, (i) a current balance sheet, income statement, and copy of its federal income tax return (including all schedules and attachments), within 150 days after the end of each calendar year (unless the tax return is the subject of a duly filed extension, in which case such materials shall be submitted within 15 days after such tax return is filed), and (ii) such other financial information and data as the Bank may from time to time reasonably request.

          THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, WHETHER SUCH SUIT, ACTION, PROCEEDING, OR COUNTERCLAIM IS INSTITUTED BY THE BANK, THE GUARANTOR OR ANY OTHER PARTY.

          The Guarantor irrevocably (i) submits to the jurisdiction of any Virginia state court or federal court sitting in the state of Virginia with respect to any suit, action, or proceeding relating to this Guaranty, (ii) waives any objection which the Guarantor may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, (iii) waive the right to object that any such court does not have jurisdiction over the Guarantor, and (iv) consent to the service of process in any such suit, action, or proceeding by the mailing of copies of such process to the Guarantor by certified mail at the Guarantor's address indicated in this Guaranty or at such other address of which the Bank shall have received notice. Nothing in this paragraph shall affect the Bank's right to serve process in any other manner permitted by law or to bring proceedings against the Guarantor in any other court having jurisdiction.

          The rights and remedies of the Bank under this Guaranty and applicable law shall be cumulative and concurrent and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights or remedies. In the event any provision of this Guaranty is held to be invalid, illegal, or unenforceable for any reason, then such provision only shall be deemed null and void and shall not affect any other provisions of this Guaranty, which shall remain effective. No modification or waiver of any provision of this Guaranty shall be effective unless it is in writing and signed by the Bank, and any such waiver shall be effective only in the specific instance and for the specific purpose for which it is given. The failure of the Bank to exercise any option, right or remedy, in any one or more instances, or the acceptance by the Bank of partial payments or partial performance, shall not constitute a waiver of the right to exercise any option, right or remedy at any time. The nouns, pronouns and verbs used in this Guaranty shall be construed as being of such number and gender as the context may require.

          This Guaranty shall be governed by and construed in accordance with the laws of Virginia.

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          Witness the following signatures and seals this 15th day of May 2000.


                                         ALCANTARA LLC       [SEAL]

Address:  ______________________
          ______________________

                                         By: /s/ Michael J. Saylor
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                                              Michael J. Saylor, President
                                              and Sole Member

                                         Tax ID #: ________________________

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